VALIC COMPANY I

Supplement to the Summary Prospectus dated October 1, 2012

Core Equity Fund (the “Fund”). In the Fund Summary, in the Investment Adviser section, the information about the current portfolio manager Kevin Rendino is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Bartlett Geer, CFA	2012	Managing Director

All changes reflected herein are effective immediately.

Date:    November 1, 2012